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                      NEW ENGLAND INTERNATIONAL EQUITY FUND
       Supplement dated January 31, 1997 to Prospectuses dated May 1, 1996
            (as supplemented September 30, 1996 and January 2, 1997)
                           of New England Stock Funds
                       and New England Stock Funds Class Y

On January 31, 1997, the Board of Trustees of New England Funds Trust I (the "Trust") approved a Subadvisory Agreement (the "Agreement") relating to New England International Equity Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Under the Agreement, Loomis Sayles will be the Fund's subadviser, succeeding Draycott Partners, Ltd., and will be responsible for day-to-day management of the Fund's investment operations under the oversight of NEFM. The Agreement is subject to the approval of the Fund's shareholders. Pursuant to a rule of the Securities and Exchange Commission, which under certain circumstances allows such agreements to take effect, and to remain in effect for up to 120 days, without receiving prior shareholder approval, the Agreement will be effective at the close of business on February 14, 1997. A special shareholder meeting will be held in early April to vote upon the approval of the Agreement, and a notice of such meeting and a proxy statement will be sent to shareholders in mid-February. In the event that the Fund's shareholders do not approve the Agreement at the special shareholder meeting, then the Trust's Board of Trustees will convene a special meeting of trustees to consider alternative arrangements for the management of the Fund's investment portfolio.

The annual management fee rate payable by the Fund to NEFM will remain at 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of such assets between $200 million and $500 million and 0.80% of such assets in excess of $500 million. The subadvisory fees payable by NEFM to Loomis Sayles under the Agreement will be at the annual rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. NEFM has agreed, until further notice to the Fund, to continue to voluntarily reduce its management fees and, when necessary, bear certain expenses in order to limit the Fund's expenses to an annual rate of 1.75%, 2.50%, 2.50% and 1.15% of the average daily net assets of the Fund's Class A, B, C and Y shares, respectively. In addition, Loomis Sayles has agreed to waive its entire subadvisory fee payable to Loomis Sayles by NEFM under the Agreement through February 14, 1998. This waiver by Loomis Sayles will benefit NEFM, and will not reduce the management fee payable by the Fund to NEFM.

Paul Drexler, Vice President of Loomis Sayles, will serve as the Fund's portfolio manager. Mr. Drexler has 21 years of investment experience, and served as a Deputy Manager at Brown Brothers Harriman & Co. prior to joining Loomis Sayles in 1993.

On January 31, 1997, the Board of Trustees approved amendments to the Fund's investment strategies, which will be effective at the close of business on February 14, 1997. Accordingly, the two paragraphs under the heading "Fund Investments - International Equity Fund" in the Investment Strategy section of each prospectus are revised as of such date to read as follows:

     The International Equity Fund seeks to achieve its objective by investing primarily in common stocks, although the Fund may invest in any type of equity securities. Normally the Fund will invest at least 65% of its total assets in equity securities of issuers headquartered outside the United States or that derive a substantial part of their revenues or profits from countries outside the United States. Under normal conditions the Fund's portfolio will contain equity securities of issuers from at least three countries outside the United States. The Fund may also invest in closed-end investment companies domiciled in the United States that invest primarily in securities issued by foreign companies. In addition, the Fund may invest up to 20% of its assets in bonds issued or guaranteed by foreign governments (including their political subdivisions, agencies, authorities and/or instrumentalities), issued by supranational agencies or issued by foreign companies, including but not limited to convertible debt and below investment grade or unrated debt. The Fund may also engage in certain options and futures transactions.

     The Fund's subadviser will make investment decisions on behalf of the Fund by, first, selecting a group of attractively valued countries. Within the selected countries, the subadviser will select securities that are expected to offer the best value based on its valuation and earnings growth expectations.